                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               Amendment No. 1 to
                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
                  (Pursuant to Section 13(e) of the Securities
                              Exchange Act of 1934)


                                    THT INC.
                                    -------
                              (Name of the Issuer)

                                   PH II, INC.
                           PH II ACQUISITION SUB, INC.
                                    THT INC.
                                  PAUL K. KELLY
                              FREDERICK A. ROSSETTI
                                JEFFREY B. GAYNOR
                       (Name of Persons Filing Statement)

                     Common Stock, Par Value $0.01 per Share
                     ---------------------------------------
                         (Title of Class of Securities)

                                    872445200
                                    ---------
                      (CUSIP Number of Class of Securities)


                         Paul K. Kelly, Chairman of the
                            Board of Directors PH II,
                                      Inc.
                               33 Riverside Avenue
                           Westport, Connecticut 06880
                                 (203) 226-6408

                                   Copies to:
Mr. Frederick A. Rossetti, President          Alan H. Aronson, Esq.
THT Inc.                                      Akerman, Senterfitt & Eidson, P.A.
33 Riverside Avenue                           One S.E. Third Avenue, Suite 2800
Westport, Connecticut 06880                   Miami, Florida 33131-1714
(203) 226-6408                                (305) 374-5600

                 (Name, Address and Telephone Number of Persons
                  Authorized to Receive Notices and Communica-tions on Behalf of Persons Filing Statement)

                   This statement is filed in connection with
                          (check the appropriate box):

a. |X| The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C
       [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [(S)240.13e-3(c)]
       under the Securities Exchange Act of 1934.

b. [_] The filing of a registration statement under the Securities Act of 1933.

c. [_] A tender offer.

d. [_] None of the above.

Check the following box if the soliciting materials or information statement
referred to in checking box (a) are preliminary copies:     |X|

Transaction Valuation (1):          $8,142,206
Amount of Filing Fee (1):           $1,628.45

(1) Estimated solely for purposes of calculating the filing fee and based pursuant to Rule 0-11 under the Securities Exchange Act of 1934 (the "Exchange Act"). The transaction applies to an aggregate of 2,171,255 shares of Common Stock, $0.01 par value (the "Common Stock"), of THT Inc., a Delaware corporation ("THT" or the "Company"), calculated as follows: 3,982,605 shares of Common Stock issued and outstanding less 1,811,350 shares of Common Stock owned by PH II, Inc., a Delaware corporation ("PH II"). The proposed maximum aggregate value of the transaction is $8,142,206 calculated as follows: ((i) the product of (a) 3,982,605 shares of Common Stock issued and outstanding (less 1,811,350 shares of Common Stock owned by PH II and (b) $3.75. In accordance with Rule 0-11 under the Act, the filing fee is determined by multiplying the transaction valuation by one-fiftieth of one percent.

[x] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $1,628.45
Filing Party: THT Inc.
Form, Schedule, or Registration No.: Schedule 14A
Date Filed: October 6, 1998

                                 INTRODUCTION


         This Rule 13e-3 Transaction Statement (the "Statement") is being filed by PH II, Inc., a Delaware corporation ("PH II"), PH II Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), THT Inc., a Delaware corporation ("THT" or "the Company"), Paul K. Kelly, Frederick A. Rossetti and Jeffrey B. Gaynor, the senior management of THT, in connection with the proposed merger (the "Merger") of Merger Sub with and into THT, pursuant to the Agreement and Plan of Merger, dated as of October 1, 1998, (the "Merger Agreement"), by and among PH II, Merger Sub and THT. PH II and Merger Sub are each affiliates of THT and its affiliated entities.

         The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in THT's proxy statement (the "Proxy Statement") simultaneously being filed with the Securities and Exchange Commission (the "SEC"), in connection with the proposed Merger, which contains information required to be included in response to items of this Statement. A copy of the Proxy Statement is attached hereto as Exhibit 17(d). The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement. All information in, or incorporated by reference in, the Proxy Statement or this Statement concerning the Company, or actions or events with respect to the Company, was provided by the Company, and all information in, or incorporated by reference in, the Proxy Statement or this Statement concerning PH II or its affiliates, or actions or events with respect to PH II, was provided by PH II. The Proxy Statement incorporated by reference in this filing is in preliminary form and is subject to completion or amendment. In addition, the information in the Preliminary Proxy Statement is intended to be solely for the information and use of the Securities and Exchange Commission, and should not be relied upon by any other person for any purpose. Capitalized terms used but not defined in this Statement shall have the respective meanings given them in the Proxy Statement.

                             CROSS REFERENCE SHEET

Item in Schedule 13E-3   Caption in Proxy Statement
----------------------   -----------------------------------------------------

Item 1(a)                Cover Page; SUMMARY - The Parties

Item 1(b)                Cover Page; SUMMARY - The Special Meeting - Record
                         Date and Voting

Item 1(c)-(d)            MARKET PRICE AND DIVIDEND INFORMATION

Item 1(e)                Not Applicable

Item 1(f)                CERTAIN TRANSACTIONS IN THE COMMON STOCK

Item 2(a)-(d), (g)       SUMMARY -  The Parties

Item 2(e)-(f)            Not Applicable

Item 3(a)(1)             CERTAIN TRANSACTIONS

Item 3(a)(2) - (b)       SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Recommendation of the Special
                         Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of
                         Directors;
                         THE MERGER AGREEMENT

Item 4(a)-(b) SUMMARY; SPECIAL FACTORS - Purpose and Structure of the Merger;
                         SPECIAL FACTORS - Interests of Certain Persons in the Merger;
                         SPECIAL FACTORS - Certain Effects of the Merger; SPECIAL FACTORS - Federal Income Tax Consequences; THE MERGER AGREEMENT

Item 5(a)-(e)            SPECIAL FACTORS - Plans for the Company After the
                         Merger

Item 5(f) and (g)        SUMMARY - Special Factors - Certain Effects of the
                         Merger;
                         SPECIAL FACTORS - Interests of Certain Persons in the
                         Merger; Directors and Officers;
                         SPECIAL FACTORS - Certain Effects of the Merger

Item 6(a) - (b)          SPECIAL FACTORS - Sources of Funds; Fees and Expenses;
                         THE MERGER AGREEMENT - Fees and Expenses

Item in Schedule 13E-3   Caption in Proxy Statement
----------------------   -----------------------------------------------------


Item 6(c)                SPECIAL FACTORS - Sources of Funds; Fees and Expenses


Item 6(d)                Not Applicable

Item 7(a) SUMMARY - Special Factors - Purpose and Structure of the Merger;
                         SPECIAL FACTORS - Purpose and Structure of the Merger

Item 7(b)                SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Purpose and Structure of the Merger

Item 7(c) SUMMARY - Special Factors - Purpose and Structure of the Merger;
                         SPECIAL FACTORS - Purpose and Structure of the Merger

Item 7(d)                SUMMARY - Special Factors - Certain Effects of the
                         Merger;
                         SUMMARY - Special Factors - Federal Income Tax Consequences;
                         SUMMARY - The Merger;
                         SPECIAL FACTORS - Purpose and Structure of the Merger; SPECIAL FACTORS - Plans for the Company After the Merger;
                         SPECIAL FACTORS - Certain Effects of the Merger; SPECIAL FACTORS - Federal Income Tax Consequences;
                         THE MERGER AGREEMENT

Item 8(a) - (b)          SUMMARY - Special Factors - Recommendation of the
                         Special Committee; Fairness of the Merger;
                         SUMMARY - Special Factors - Recommendation of the
                         Board of Directors;
                         SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Purpose and Structure of the Merger;
                         SPECIAL FACTORS - Recommendation of the Special
                         Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of
                         Directors;
                         SPECIAL FACTORS - Opinion of Financial Advisor to the
                         Company;
                         SPECIAL FACTORS - Perspective of PH II on the Merger;
                         APPENDIX B - Fairness Opinion of Financial Advisor

Item 8(c)                SUMMARY - The Special Meeting - Vote Required;
                         Revocability of Proxies;
                         SUMMARY - Special Factors - Recommendation of the Special Committee; Fairness of the Merger;

Item in Schedule 13E-3   Caption in Proxy Statement
----------------------   -----------------------------------------------------



                         SUMMARY - Special Factors - Recommendation of the Board of Directors;
                         SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of Directors;
                         THE SPECIAL MEETING - Vote Required; Revocability of Proxies

Item 8(d) SUMMARY - Special Factors - Recommendation of the Special Committee; Fairness of the Merger;
                         SUMMARY - Special Factors - Recommendation of the Board of Directors;
                         SUMMARY - Opinion of Financial Advisor to the Company; SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of Directors;
                         SPECIAL FACTORS - Opinion of Financial Advisor to the Company;
                         APPENDIX B - Fairness Opinion of Financial Advisor

Item 8(e) SUMMARY - Special Factors - Recommendation of the Special Committee; Fairness of the Merger;
                         SUMMARY - Special Factors - Recommendation of the Board of Directors;
                         SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of Directors

Item 8(f)                Not Applicable

Item 9(a)-(c) SUMMARY - Special Factors - Opinion of Financial Advisor to the Company;
                         SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of Directors;
                         SPECIAL FACTORS - Opinion of Financial Advisor to the Company;
                         APPENDIX B - Fairness Opinion of Financial Advisor

Item 10(a)               SPECIAL FACTORS - Interests of Certain Persons in the
                         Merger;
                         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
                         BENEFICIAL OWNERS

Item in Schedule 13E-3   Caption in Proxy Statement
----------------------   -----------------------------------------------------



Item 10(b)               CERTAIN TRANSACTIONS IN THE COMMON STOCK

Item 11                  SUMMARY - The Special Meeting - Record Date and Voting;
                         SUMMARY - The Special Meeting - Vote Required; Revocability of Proxies;
                         SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Sources of Funds; Fees and Expenses; SPECIAL FACTORS - Interests of Certain Persons in the Merger;
                         THE SPECIAL MEETING - Record Date and Voting;
                         THE SPECIAL MEETING - Vote Required; Revocability of Proxies;
                         THE MERGER AGREEMENT;
                         CERTAIN TRANSACTIONS IN THE COMMON STOCK

Item 12(a) - (b)         SUMMARY - The Special Meeting - Vote Required;
                         Revocability of Proxies;
                         THE SPECIAL MEETING - Vote Required; Revocability of
                         Proxies;

Item 13 (a)              SUMMARY - Appraisal Rights;
                         THE SPECIAL MEETING - Appraisal Rights; Statement of
                         Appraisal Rights (incorporated by reference to Appendix C to the Proxy Statement attached hereto as
                         Exhibit 17(d))

Item 13(b) - (c)         Not Applicable

Item 14(a)               SELECTED HISTORICAL FINANCIAL DATA

Item 14(b)               Not Applicable

Item 15(a) - (b)         SUMMARY - Special Factors - Recommendation of the
                         Special Committee; Fairness of the Merger;
                         SUMMARY - Special Factors - Recommendation of the Board of Directors;
                         SUMMARY - Opinion of Financial Advisor to the Company;
                         SPECIAL FACTORS - Background of the Merger;
                         SPECIAL FACTORS - Recommendation of the Special
                         Committee; Fairness of the Merger;
                         SPECIAL FACTORS - Recommendation of the Board of
                         Directors;
                         SPECIAL FACTORS - Opinion of Financial Advisor to the
                         Company;
                         SPECIAL FACTORS - Sources of Funds; Fees and Expenses;
                         THE MERGER AGREEMENT - Fees and Expenses

Item 16 The information set forth in the Proxy Statement is incorporated herein

Item in Schedule 13E-3   Caption in Proxy Statement
----------------------   -----------------------------------------------------



                         by reference.

Item 17(a) Not applicable as it is anticipated that such agreements will not be executed until the closing of the transaction.

Item 17(b) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(c) Agreement and Plan of Merger, dated as of October 1, 1998, among PH II, Merger Sub and the Company (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the Special Meeting of Stockholders of THT (attached hereto as Exhibit 17(d)).

Item 17(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(f)               Not Applicable



ITEM 1                   Issuer and Class of Security Subject to the
                         Transaction.

(a) The information set forth in the "Cover Page" and "SUMMARY - The Parties" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in the "Cover Page" and "SUMMARY - The Special Meeting - Record Date and Voting" in the Proxy Statement is incorporated herein by reference.

(c) - (d)                The information set forth in "MARKET PRICE AND
                         DIVIDEND INFORMATION" in the Proxy Statement is incorporated herein by reference.

(e)                      Not applicable.

(f) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

ITEM 2.                  Identity and Background.

                         This Statement is being jointly filed by THT (the issuer of the class of equity securities which is the subject of the transaction), PH II, Merger Sub (a wholly owned subsidiary of PH II), and Paul K. Kelly, Frederick A. Rossetti and Jeffrey B. Gaynor (the senior management of THT).

(a) - (d), (g)           The information set forth in "SUMMARY - The Parties"
                         in the Proxy Statement is incorporated herein by reference.

(e) and (f)              None of PH II, Merger Sub or THT or, to the best of
                         their knowledge, no Executive Officer, Director or affiliate of PH II, Merger Sub or THT (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.

ITEM 3.                  Past Contacts, Transactions or Negotiations.

(a)(1) The information set forth in "CERTAIN TRANSACTIONS" in the Proxy Statement is incorporated herein by reference.

(a)(2) - (b)             The information set forth in "SPECIAL FACTORS -
                         Background of the Merger," "SPECIAL FACTORS -
                         Recommendation of the Special Committee; Fairness of the Merger," "SPECIAL FACTORS -Recommendation of the
                         Board of Directors" and "THE MERGER AGREEMENT" in the
                         Proxy Statement is incorporated herein by reference.

ITEM 4.                  Terms of the Transaction.

(a) - (b)                The information set forth in "SUMMARY," "SPECIAL
                         FACTORS -Purpose and Structure of the Merger," "SPECIAL
                         FACTORS -Interests of Certain Persons in the Merger,"
                         "SPECIAL FACTORS -Certain Effects of the Merger,"
                         "SPECIAL FACTORS -

                         Federal Income Tax Consequences," "THE MERGER AGREEMENT," and "APPENDIX A - The Merger Agreement" in the Proxy Statement is incorporated herein by reference.

ITEM 5.                  Plans or Proposals of the Issuer or Affiliate.

(a)-(e) The information set forth in "SPECIAL FACTORS - Plans for the Company After the Merger" in the Proxy Statement is incorporated herein by reference.

(f) and (g)              The information set forth in "SUMMARY - Special
                         Factors - Certain Effects of the Merger," "SPECIAL
                         FACTORS - Interests of Certain Persons in the Merger;
                         Directors and Officers," and "SPECIAL FACTORS -
                         Certain Effects of the Merger" in the Proxy Statement is incorporated herein by reference.

ITEM 6.                  Source and Amounts of Funds or Other Consideration.

(a) - (b)                The information set forth in "SPECIAL FACTORS - Sources
                         of Funds; Fees and Expenses" and "THE MERGER AGREEMENT
                         - Fees and Expenses" in the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SPECIAL FACTORS - Sources of Funds; Fees and Expenses" in the Proxy Statement is incorporated herein by reference.

(d)                      Not applicable.

ITEM 7.                  Purpose(s), Alternatives, Reasons and Effects.

(a)                      The information set forth in "SUMMARY - Special Factors
                         - Purpose and Structure of the Merger" and "SPECIAL FACTORS - Purpose and Structure of the Merger" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SPECIAL FACTORS - Background of the Merger" and "SPECIAL FACTORS - Purpose and Structure of the Merger" in the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY - Special Factors Purpose and Structure of the Merger" and "SPECIAL FACTORS - Purpose and Structure of the Merger" in the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY - Special Factors - Certain Effects of the Merger," "SUMMARY - Special Factors -Federal Income Tax Consequences," "SUMMARY -The Merger," "SPECIAL FACTORS - Purpose and Structure of the Merger," "SPECIAL FACTORS - Plans for the Company After the Merger," "SPECIAL FACTORS - Certain Effects of the Merger," "SPECIAL FACTORS - Federal Income Tax Consequences" and "THE MERGER AGREEMENT" in the Proxy Statement is incorporated herein by reference.

ITEM 8.                  Fairness of the Transaction.

(a) - (b)                The information set forth in "SUMMARY - Special
                         Factors - Recommendation of the Special Committee;
                         Fairness of the Merger," "SUMMARY - Special Factors -
                         Recommendation of the Board of Directors," "SPECIAL
                         FACTORS -Background of the Merger," "SPECIAL FACTORS -
                         Purpose and Structure of Merger," "SPECIAL FACTORS -
                         Recommendation of the Special Committee; Fairness of the Merger," "SPECIAL FACTORS -Recommendation of the
                         Board of Directors," "SPECIAL FACTORS - Opinion of
                         Financial Advisor to the Company," and "APPENDIX B -
                         Fairness Opinion of Financial Advisor" in the Proxy
                         Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY - The Special Meeting -Vote Required; Revocability of Proxies," "SUMMARY -Special Factors Recommendation of the Special Committee; Fairness of the Merger," "SUMMARY - Special Factors -Recommendation of the Board of Directors," SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger," "SPECIAL FACTORS Recommendation of the Board of Directors" and "THE SPECIAL MEETING - Vote Required; Revocability of Proxies" in the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -Special Factors-Recommendation of the Special Committee; Fairness of the Merger," "SUMMARY -Special Factors - Recommendation of the Board of Directors," "SUMMARY - Special Factors-Opinion of Financial Advisor to the Company," "SPECIAL FACTORS -Background of the Merger," "SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger," "SPECIAL FACTORS -Recommendation of the Board of Directors" and "APPENDIX B -Fairness Opinion of Financial Advisor" in the Proxy Statement is incorporated herein by reference.

(e) The information set forth in "SUMMARY - Special Factors - Recommendation of the Special Committee; Fairness of the Merger," "SUMMARY - Special Factors - Recommendation of the Board of Directors," "SPECIAL FACTORS - Recommendation of the Special Committee; Fairness of the Merger," and "SPECIAL FACTORS-Recommendation of the Board of Directors" in the Proxy Statement is incorporated herein by reference.

(f)                      Not Applicable.

ITEM 9.                  Reports, Opinions, Appraisals and Certain Negotiations.

(a) - (c)                The information set forth in "SUMMARY - Special
                         Factors - Opinion of Financial Advisor to the Company,"
                         "SPECIAL FACTORS -Background of the Merger," "SPECIAL
                         FACTORS -Recommendation of the Special Committee;
                         Fairness of the Merger," "SPECIAL FACTORS -
                         Recommendation of the Board of Directors," "SPECIAL
                         FACTORS - Opinion of Financial Advisor to the Company" and "APPENDIX B - Fairness Opinion of Financial
                         Advisor" in the Proxy Statement is incorporated herein by reference.

ITEM 10.                 Interest in Securities of the Issuer.

(a) The information set forth in "SPECIAL FACTORS - Interests of Certain Persons in the Merger" and "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

                         The information set forth in "SUMMARY - The Special Meeting - Record Date and Voting," "SUMMARY - The Special Meeting - Vote Required; Revocability of Proxies," "SPECIAL FACTORS -Background of the Merger," "SPECIAL FACTORS - Sources of Funds; Fees and Expenses," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "THE SPECIAL MEETING - Record Date and Voting," "THE SPECIAL MEETING - Vote Required; Revocability of Proxies," "THE MERGER AGREEMENT,"

                         "CERTAIN TRANSACTIONS" and "APPENDIX A--The Merger Agreement" in the Proxy Statement is incorporated herein by reference.

ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

(a) - (b)                The information set forth in "SUMMARY - The Special
                         Meeting -Vote Required; Revocability of Proxies" and
                         "THE SPECIAL MEETING - Vote Required; Revocability of
                         Proxies" in the Proxy Statement is incorporated herein by reference.

ITEM 13.                 Other Provisions of the Transaction.

(a) The information set forth in "SUMMARY - Appraisal Rights" and "THE SPECIAL MEETING - Appraisal Rights" in the Proxy Statement is incorporated herein by reference.

(b) - (c)                Not applicable.

ITEM 14.                 Financial Information.

(a) The information set forth in "SELECTED HISTORICAL FINANCIAL DATA" in the Proxy Statement is incorporated herein by reference, as is the information in the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1998.

(b)                      Not applicable.

ITEM 15.                 Persons and Assets Employed, Retained or Utilized.

(a) - (b)                The information set forth in "SUMMARY - Special
                         Factors - Recommendation of the Special Committee;
                         Fairness of the Merger," "SUMMARY - Special Factors -
                         Recommendation of the Board of Directors," "SUMMARY -
                         Opinion of Financial Advisor to the Company," "SPECIAL
                         FACTORS -Background of the Merger," "SPECIAL FACTORS -
                         Recommendation of the Special Committee; Fairness of the Merger," "SPECIAL FACTORS - Recommendation of the
                         Board of Directors," "SPECIAL FACTORS - Opinion of
                         Financial Advisor to the Company," "SPECIAL FACTORS -
                         Sources of Funds; Fees and Expenses," and "THE MERGER
                         AGREEMENT - Fees and Expenses" in the Proxy Statement is incorporated herein by reference.

ITEM 16.                 Additional Information.

                         The information set forth in the Proxy Statement is incorporated herein by reference.

ITEM 17.                 Material to be Filed as Exhibits.

(a) It is anticipated that such agreements will not be executed until the closing of the transaction.

(b) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as Exhibit 17(d)).

(c) Agreement and Plan of Merger, dated as of October 1, 1998, by and among PH II, Merger Sub and THT (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the special meeting of Stockholders of THT.

(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).

(f)                      Not Applicable.

                                  SIGNATURES

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  December 4, 1998


                                    PH II, INC.



                                    By:      /s/ Paul K. Kelly
                                             ----------------------------------
                                    Name:    Paul K. Kelly
                                    Title:   Chairman of the Board of Directors



                                    PH II ACQUISITION SUB, INC.



                                    By:      /s/ Paul K. Kelly
                                             ----------------------------------
                                    Name:    Paul K. Kelly
                                    Title:   Chairman of the Board of Directors


                                    THT INC.



                                    By:      /s/ Frederick A. Rossetti
                                             ----------------------------------
                                    Name:    Frederick A. Rossetti
                                    Title:   President

                                             /s/ Paul K. Kelly
                                             ----------------------------------

                                             /s/ Frederick A. Rossetti
                                             ----------------------------------

                                             /s/ Jeffrey B. Gaynor
                                             ----------------------------------

                                 EXHIBIT INDEX
                                 -------------

17(b) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as
               Exhibit 17(d)).

17(c) Agreement and Plan of Merger, dated as of October 1, 1998, by and among PH II, Merger Sub and THT, (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

17(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the Special Meeting of Stockholders of THT.

17(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).